UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2008

SKIN NUTRITION INTERNATIONAL, INC
(Exact name of registrant as specified in its charter)

Colorado	000-52249	26-0525905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue
15th Floor
NY, NY 10022
 (Address of principal executive offices) (zip code)

212-231-8355
 (Registrant's telephone number, including area code)

Ascension Energy, Inc.
398 W Colorado Ave.
Telluride, CO 81435
619-504-9263
(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 20, 2008, the board of directors of Skin Nutrition International, Inc. (the “Company”) authorized the termination and accepted the decline to stand for re-appointment of Rotenberg & Co., LLP (“Rotenberg”) as the Company’s independent registered public accounting firm.

The report of Rotenberg on the Company’s financial statements at December 31, 2007 and for the period from date of inception (December 31, 2005) through December 31, 2007 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has had no revenue and had incurred accumulated net losses from December 29, 2005 (inception) through the period ended December 31, 2007 of $1,390.00. In addition, the Company's development activities since inception had been financially sustained through equity financing.

During the two year period ended December 31, 2007, the Company has not had any disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Rotenberg’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two year period ended December 31, 2007, Rotenberg did not advise the Company that any of the events listed in Item 304 (a)(1)(Iv)(B) had occurred or should occur.

The Company has provided Rotenberg with a copy of the above disclosures. The Company has requested Rotenberg to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Rotenberg agrees with the statements made herein above and, if not, stating in which respects Rotenberg does not agree.

On May 20, 2008, the Company authorized the engagement of Kempisty & Company (“Kempisty”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The decision to engage Kempisty as the Company’s independent registered public accounting firm was made by the Company’s Board of Directors.

During the two year period ended December 31, 2007, and through the date of this disclosure, the Company did not consult with Kempisty regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

 Exhibit 16.1    Letter of Rotenberg & Co., LLP.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKIN NUTRITION INTERNATIONAL, INC.

Dated: May 27, 2008	By:	/s/ Richard Purvis
Name: Richard Purvis
Title: Chief Executive Officer